2. Description of Business and Significant Accounting Policies: Revenue Recognition (Policies)	9 Months Ended
Mar. 31, 2014
Policies
Revenue Recognition

Revenue Recognition - Revenue is recognized when the related products are shipped unless the customer is under a “bill and hold” arrangement. Under a “bill and hold” arrangement revenue is recognized when the product is manufactured, invoiced and set aside in a specifically designated finished goods area. Upon invoicing under this arrangement ownership has passed to the buyer with no residual warranty obligation or right of return. All customers under a “bill and hold” arrangement have committed to purchases and have specifically requested they be on a “bill and hold” arrangement. In all cases goods are transferred to a designated finished goods fulfillment location under a fulfillment arrangement and are complete and ready for shipment. These “bill and hold” goods are either privately labeled or set aside exclusively for the customers use.